UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

Vaxart, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35285	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Harbor Way, Suite 300, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 550-3500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	VXRT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 21, 2025, Vaxart, Inc. (the “Company”) convened the Company’s 2025 annual meeting of stockholders (the “Annual Meeting”). Proxies had been submitted by stockholders representing approximately 67% of the shares of the Company’s common stock outstanding and entitled to vote, which constituted a quorum.

The four proposals listed in the proxy statement (as supplemented, the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 10, 2025, for the Annual Meeting were not voted on at the Annual Meeting because the Company’s board of directors (the “Board of Directors”) believes that it is important to provide stockholders additional time within which to vote, and therefore the Company adjourned the Annual Meeting.

The reconvened Annual Meeting will be held on Monday, June 2, 2025 at 8:30 a.m. Pacific Time through live webcast of the meeting, as described on the Proxy Statement and proxy card or in the instructions that accompanied the proxy materials to the Company’s stockholders.

During the period of the adjournment, the Company will continue to solicit votes from its stockholders with respect to the proposals for the Annual Meeting. Stockholders who have already voted do not need to recast their votes. Proxies previously submitted in respect of the Annual Meeting will be voted at the adjourned Annual Meeting unless properly revoked in accordance with the procedures described in the Proxy Statement.

The close of business on March 26, 2025 will continue to be the record date for the determination of stockholders of the Company entitled to vote at the Annual Meeting.

Forward-Looking Statements

Statements contained or incorporated by reference in this Current Report on Form 8-K (this “Form 8-K”) which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies are forward-looking statements. The words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date of this Form 8-K. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, and other risks detailed in the Company’s most recent Annual Report on Form 10-K and other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

Additional Information and Where to Find It

In connection with the Annual Meeting of stockholders, the Company filed with the SEC a definitive Proxy Statement of which notice was mailed to the Company’s stockholders as of the record date for the Annual Meeting of stockholders. STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, AS WELL AS ALL AMENDMENTS AND SUPPLEMENTS THERETO, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE MATTERS BEFORE THE STOCKHOLDERS AT THE ANNUAL MEETING. The Company’s stockholders may also obtain copies of the Proxy Statement, the annual report to stockholders and all other relevant documents filed or that will be filed with the SEC in connection with the Annual Meeting, without charge, once available, at the SEC’s website at http://www.sec.gov or by directing a request to: Vaxart, Inc., 170 Harbor Way, Suite 300, South San Francisco, California.

Participants in the Solicitation

The Company and certain of its respective directors, executive officers, and other members of management and employees may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the Annual Meeting. STOCKHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF THE COMPANY IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2024, WHICH WAS FILED WITH THE SEC ON MARCH 20, 2025 AND NOTICE OF HOW TO ACCESS SUCH ANNUAL REPORT WAS PROVIDED TO STOCKHOLDERS ALONG WITH THE NOTICE OF THE PROXY STATEMENT.

Item 7.01	Regulation FD Disclosure.

On May 21, 2025, the Company issued a press release announcing the adjournment of the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release, dated May 21, 2025.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2025	VAXART, INC.

	By:	/s/ Steven Lo
Steven Lo
President and Chief Executive Officer